SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 25, 2011
Date of Report (Date of earliest event reported)

TransGlobal Assets, Inc.
 (Exact Name of Registrant as Specified in Its Charter)

CUSIP NUMBER
89366P

Nevada	333-148697	88-0476779
(State or Other Jurisdiction	(Commission	( I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2137 B NW HWY 101, Lincoln City, OR	97367
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  541-994-1192

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

 ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

 ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

 ☐    Pre-commencement  communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

SECTION 1.  Registrant’s Business and Operations

Item 1.01

TransGlobal Assets, Inc. has entered into a Letter of Intent to purchase the White Lagoon Resort currently under construction for 35M EUR.

The document titled, “EXPLANATORY NOTE OF INVESTMENT PROGRAM 2011 OF “WHITE Lagoon”JSC” shows the following information as to the status of construction.

I. Permit for construction issued
 “To date April, 21st 2011, the following construction works are in progress on the territory of “White lagoon” complex according Permit for construction №463 dated November, 28th 2007.”

Within the last the following terrains and areas under construction:

	Projected, sq.m.	Done, sq.m.	Remain, sq.m.
• LE 175	12 658	7 657	5 001
• LE 265	8 556	2 933	5 623
• LE 206	1 404	0	1 404
• LE 163	702	0	702
	23 320	10 590	12 730

II. Current stage of implementation, to the April 21st, 2011, breakdown as per land estates and sizes:
Land estate 175, GFA projected 12 685 sq.m., including:
•	4 194 sq.m. front line, sections А – E, 45 apartments, SPA and coffee;
•	5 550 sq.m., back line, sections Е – L, 65 apartments;
•	2 914 sq.m. garages for the front and the back line;

	Land estate 175, front line, sections A - E, SPA and coffee, garages, stage of construction
	Square surface	Already built-up	Rough work	Window framing	Electircity, Water supply and sewage , heat., vent. And A/C	Roof insulation	Stage
Section A	358	358	Completed	Completed	Completed	Completed	Act 14*
Section B	733	733	Completed	Completed	Completed	Completed	Act 14
Section C	823	823	Completed	Completed	Completed	15.May	Act 14
Section D	823	823	Completed	Completed	Completed	Completed	Act 14
Section E	741	741	Completed	Completed	30 April	15.May	Act 14
SPA	486	486	constructions				15 May
Coffee Shop	230	230	constructions				15 May
		4194

Land estate 265, GFA projected 8 556 sq.m., including:
•	1771,16 sq.m. front line, sections А – D, 33 apartments;
•	3851, 68 sq.m. front line, sections E – I, 34 apartments;
•	2 933 sq.m. garages for the front and the back line – already built – up to “Constructions” stage;

TransGlobal Assets, Inc. has entered into a Letter of Intent to retain Sofstroy Construction out of Sofia, Bulgaria as the General Contractor. Sofstroy Construction has also agreed to provide the Construction Financing in various sub-phases for the complete build out of the White Lagoon Resort at the estimated total cost including the current infrastructure of 153.3M EUR.

Estimated Total construction costs for building up a 235 493 sq.m. covered area:
153 373 000 euro = $222.3M USD
Estimated Income from sales of residual, trade and other areas:
                                                275 502 000 euro = $400.8M USD
Estimated Net income for the investor in the end of time period:
102 323 000 euro = $148.8M USD

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

TIMESHARE HOLDINGS, INC

Date: April 25, 2011	By:	/s/ Kent A. Strickler
Kent A. Strickler
President
/s/ Douglas R. Johnson
Douglas R. Johnson
Chief Operating Officer & Chief Financial Officer

Legal Notice Regarding Forward Looking Statements

No statement herein should be considered as an offer or a solicitation of an offer for the purchase or sale of any securities. This release contains forward-looking statements that are based upon current expectations or beliefs, as well as a number of assumptions about future events. Although TimeShare Holdings, Inc. (the “Company” or “TMSH”) believes that the expectations reflected in the forward-looking statements and the assumptions upon which they are based are reasonable, it can give no assurance that such expectations and assumptions will prove to have been correct. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “could,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. The reader is cautioned not to put undue reliance on these forward-looking statements, as these statements are subject to numerous factors and uncertainties, including but not limited to adverse economic conditions, intense competition, lack of meaningful research results, entry of new competitors and products, adverse federal, state and local government regulation, inadequate capital, unexpected costs and operating deficits, increases in general and administrative costs, termination of contracts or agreements, technological obsolescence of the Company's acquisitions, technical problems with the Company's research and development products, price increases for supplies and components, litigation and administrative proceedings involving the Company, the possible acquisition of new businesses or technologies that result in operating losses or that do not perform as anticipated, unanticipated losses, the possible fluctuation and volatility of the Company's operating results, financial condition and stock price, losses incurred in litigating and settling cases, dilution in the Company's ownership of its business, adverse publicity and news coverage, inability to carry out research, development and commercialization plans, loss or retirement of key executives and research scientists, changes in interest rates, inflationary factors, and other specific risks. There can be no assurance that further research and development will validate and support the results of our preliminary research and studies. Further, there can be no assurance that the necessary regulatory approvals will be obtained or that TimeShare Holdings, Inc. will be able to finalize all projects or acquisitions due to unknown variables. In addition, other factors that could cause actual results to differ materially are discussed in the Company's most recent Form 10-Q and Form 10-K filings with the Securities and Exchange Commission. These reports and filings may be inspected and copied at the Public Reference Room maintained by the U.S. Securities & Exchange Commission at 100 F Street, N.E., Washington, D.C. 20549. You can obtain information about operation of the Public Reference Room by calling the U.S. Securities & Exchange Commission at 1-800-SEC-0330. The U.S. Securities & Exchange Commission also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the U.S.  Securities & Exchange Commission at http://www.sec.gov . The Company undertakes no obligation to publicly release the results of any revisions to these forward looking statements that may be made to reflect the events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.